EXHIBIT 10.2

                    AMENDMENT TO BUSINESS CONSULTING CONTRACT

        This AMENDMENT TO THE BUSINESS CONSULTING CONTRACT dated as of April 26, 2000 (the "AMENDMENT"), is entered into between CAPCO ENERGY INC. ("CAPCO") and MARQUETTE VENTURES LLC ("MARQUETTE").

        Capco and Marquette are parties to that certain Business Consulting Contract dated as of January 31, 2000 (the "CONSULTING CONTRACT"). Capco has requested modifications to the Consulting Contract, and Capco and Marquette desire to enter into this Amendment to evidence such modifications.

        In consideration of the premises, Capco and Marquette hereby agree as follows:

        1. AMENDMENTS TO CONSULTING CONTRACT.

        (a) Section 1 of the Consulting Contract is hereby amended by retaining such section in its entirety and inserting at the end the following:

               "It is expressly noted that John Aitken shall provide advisory services to Capco and its affiliates on an as needed basis."

        (b) Section 2 of the Consulting Contract is hereby amended by deleting such section in its entirety and substituting in its place the following:

               "2. Terms of Contract. This contract will begin on May 1, 2000 and will end on April 30, 2001. Capco may terminate this contract, with or without cause, at any time upon 30 days' written notice to Marquette. Provided in the event that this contract is terminated by Capco, any unexercised options on the date of such early termination shall be reduced pro-rata using a six (6) and twelve (12) month basis respectively. Marquette may terminate this contract at any time upon 30 days' written notice to Capco. Provided in the event that this contract is terminated by Marquette, any unexercised options shall be forfeited."

        (c) Section 5 of the Consulting Contract is hereby amended by deleting such section in its entirety and substituting in its place the following:

               "5. Payment to Marquette. Upon execution of this contract, Capco will provide Marquette with the following compensation package for services provided in accordance with this contract:

          o Capco will reimburse Marquette $10,324.34 for expenses already incurred on Capco's behalf. $5,324.34 is due and payable upon execution of this contract. The remaining $5,000.00 is due and payable on or before May 5, 2000.



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          o    Capco will pay a consulting fee of $15,000. In lieu of cash, this payment may be made by exercising the first 15,000 options as described below.

          o Capco will file a Form S-8 Registration Statement with the SEC by May 15, 2000 and issue to the members of Marquette, being John Aitken and Thomas Herstad, options to purchase Common Stock in Capco Energy Inc. in the following amounts:

               1.   500,000 shares @ an exercise price of $1.00

               o These options are exercisable at any time by the members of Marquette, being John Aitken and Thomas Herstad, after May 1, 2000, and in force for a period of six (6) months.

               2.   500,000 shares @ an exercise price of $1.50

               o These options are exercisable at any time by the members of Marquette, being John Aitken and Thomas Herstad, after May 1, 2000, and in force for a period of one (1) year."

        (d) Section 6 of the Consulting Contract ("Reimbursement of Expenses") is hereby amended by deleting such section in its entirety.

        (e) Section 9 of the Consulting Contract ("Termination of Prior Contracts") is hereby amended by deleting such section in its entirety.


        2.  NO  FURTHER  AMENDMENTS.   Except  as  expressly  modified  by  this
Amendment, all of the terms and conditions of the Consulting Contract shall remain unchanged and in full force and effect.

        3. EFFECTIVENESS. This Amendment shall become binding and effective upon execution by Capco and Marquette.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


MARQUETTE VENTURES LLC


     /s/ Thomas Herstad
By: ---------------------
Thomas Herstad
President


CAPCO ENERGY INC.


    /s/ Ilyas Chaudhary
By: ---------------------
Ilyas Chaudhary
Chief Executive Officer